Income Taxes	12 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes

16. Income Taxes

The Company had income (loss) before income taxes from continuing operations of $15.6 million and $(0.8) million, respectively, for the years ended June 30, 2025 and 2024. There was no foreign activity during these years.

The provision for income taxes includes the following:

	For the years ended June 30,
(in thousands)	2025	2024
Current	$(130)	$101
Deferred	216	-
Income tax expense	$86	$101

The Company recognized an income tax expense from continuing operations of $0.1 million and $0.1 million for the years ended June 30, 2025 and 2024, respectively. The expense for the year ended June 30, 2025 consists of the recognition of income tax expense related to the deferred tax liability with an indefinite reversal period. This is offset by the income tax benefit recognized from the reversal of the prior year's income tax expense, resulting from provision-to-return adjustments. The expense for the year ended June 30, 2024 consisted of federal and state and local taxes.

The following table reconciles the expected corporate federal income tax expense, computed by multiplying the Company's income (loss) before income taxes by the statutory tax rate of 21%, to the total tax expense.

	For the years ended June 30,
(in thousands)	2025	2024
Federal tax expense (benefit) at statutory rate	$2,777	$(194)
State taxes net of federal impact	552	702
Change in valuation allowance	(3,848)	(1,932)
Provision to return and other deferred tax	(145)	(157)
Net operating loss and credit expirations	713	1,642
Other	37	40
Income tax expense	$86	$101

The tax effect of temporary differences that give rise to significant portions of the Company's deferred tax assets and liabilities are as follows:

	As of June 30,
(in thousands)	2025	2024
Deferred Tax Assets:
Net operating loss carryforwards	$2,099	$2,643
Accruals and allowances not deductible for tax purposes	230	1,089
Identifiable intangible assets	445	342
Stock based and accrued compensation	1,665	-
Unrealized loss on investments	-	2,359
Investment in partnerships	3,076	2,861
Interest expense carryforward	873	-
Other	450	1,000
Total deferred tax assets, gross	$8,838	$10,294
Less: valuation allowance	$(6,278)	$(10,112)
Total deferred tax assets, net	$2,560	$182
Deferred Tax Liabilities:
Unrealized gain on investment	(2,250)
Other	(526)	(182)
Total deferred tax liabilities, gross	$(2,776)	$(182)

Total deferred tax liabilities, net	$(216)	$-

In light of the history of cumulative operating losses, the Company recorded a valuation allowance for all of its federal and state deferred tax assets, as it is presently unable to conclude that it is more likely than not that the federal and state deferred tax assets in excess of deferred tax liabilities will be realized. For the year ended June 30, 2025 the Company reflects a deferred tax liability in the amount of $0.2 million due to the future tax liability from an asset with an indefinite life. The future tax liability from this indefinite lived asset can be offset by up to 30% of business interest carryforward and 80% of net operating loss carryforwards created after 2017. The remaining portion of the future tax liability from indefinite lived assets cannot be used to offset definite lived deferred tax assets. The decrease of $3.8 million in the overall valuation allowance relates primarily to the unrealized gain recognized on the Company's investments recorded to fair value and the expiration of federal tax attributes. The state deferred amounts reflected in the above table were calculated using the enacted tax rates.

As of June 30, 2025, the Company had net operating loss (NOL) carryforwards for federal income tax purposes of approximately $7.7 million, of which approximately $1.5 million will expire in fiscal years 2026 through 2038 and $6.2 million can be carried forward indefinitely. As of June 30, 2025, the Company also had $7.9 million of state NOL carryforwards, principally in Massachusetts, that will expire from 2037 to 2045.

The utilization of a corporation's NOL carryforwards could be limited following a change in ownership (as defined by Internal Revenue Code section 382) of greater than 50% within a rolling three-year period. If it is determined that prior equity transactions limit the Company's NOL carryforwards, the annual limitation will be determined by multiplying the market value of the Company on the date of the ownership change by the federal long-term tax-exempt rate. Any amount exceeding the annual limitation may be carried forward to future years for the balance of the NOL carryforward period. The Company has not, as of yet, conducted a study to determine if any such changes have occurred that could limit its ability to utilize the net operating loss carryforward. Given the full valuation allowance, any ownership change and potential Section 382 limitation would not have a material impact on the financial statements.

During the years ended June 30, 2025 and 2024, the total amount of gross unrecognized tax benefit activity was as follows:

(in thousands)
Balance as of June 30, 2023	$508
Balance as of June 30, 2024	$508
Lapse of statute of limitations	(176)
Balance as of June 30, 2025	$332

The Company’s policy is to include interest and penalties related to unrecognized tax benefits in tax expense on the Company’s consolidated statements of operations. As of June 30, 2025 and 2024, the Company had approximately $0.3 million and $0.5 million, respectively, of unrecognized tax benefits, including interest and penalties, recognized on our balance sheet. These liabilities are primarily recorded as non-current as of the balance sheet date. As of June 30, 2025, the accrual for interest and penalties associated with tax liabilities was $0.2 million. As of June 30, 2024, the accrual for interest and penalties associated with tax liabilities was immaterial. These unrecognized tax benefits, if recognized, would decrease the effective tax rate in the year of resolution.

Although timing of the resolution and/or closure on the Company's unrecognized tax benefits is highly uncertain, it is reasonably possible that the liability associated with our unrecognized tax benefit liabilities will decrease within the next 12 months as a result of the expiration of statutes of limitation. As of June 30, 2025, we estimate a reversal of the full unrecognized tax benefit liabilities as a result of expiration of statute of limitations.

The Company files income tax returns in accordance with the tax laws of the jurisdictions in which it operates. Federal and state income tax returns are generally subject to examination for tax years ended June 30, 2021 through the present. To the extent the Company has tax attribute carryforwards, the tax years in which those attributes were generated may remain subject to adjustment upon examination by the Internal Revenue Service (IRS), with the exception of fiscal years 2009 and 2010, for which IRS examinations have been completed, or by state tax authorities, to the extent such attributes are utilized in a future period. The Company is not currently under examination by any tax authorities.

On July 4, 2025, new U.S tax legislation was signed into law (known as the "One Big Beautiful Bill Act" or "OBBBA"). The Company is currently evaluating the impact of the new legislation.